UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

May 19, 2011

Dean Foods Company

(Exact name of registrant as specified in charter)

Delaware	1-12755	75-2559681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Ave., Suite 3400

Dallas, TX 75204

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (214) 303-3400

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the annual meeting of stockholders of Dean Foods Company (the “Company”) held on May 19, 2011 (the “2011 Annual Meeting”), the Company’s stockholders approved an amendment to the Dean Foods Company 2007 Stock Incentive Plan (the “2007 Plan”) which increased the shares available for grant by 2,340,000 shares, of which 1,350,000 shares may be used for grants of awards other than stock options and stock appreciation rights. A description of the material terms and conditions of the 2007 Plan, and the awards intended to be made to named executive officers thereunder, are described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on April 15, 2011, an excerpt of which is attached hereto as Exhibit 99.1 and which description is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the 2011 Annual Meeting, the Company’s stockholders voted on the following proposals with the following results:

1. The following nominees were elected to the Company’s Board of Directors as Class I directors for three-year terms.

	For	Against	Abstain	Broker Non-Votes
Stephen L. Green	112,643,274	19,665,810	241,797	25,110,351
Joseph S. Hardin, Jr.	112,242,390	20,073,777	234,714	25,110,351
John R. Muse	113,391,835	18,917,512	241,534	25,110,351

2. A proposal to amend the Company’s 2007 Plan to increase the number of shares available for grant by 2.34 million shares was approved.

For:	91,162,367
Against:	39,357,930
Abstain:	2,030,584
Broker Non-Votes:	25,110,351

3. A non-binding, advisory proposal on the Company’s executive compensation was approved.

For:	82,291,992
Against:	48,827,707
Abstain:	1,431,182
Broker Non-Votes:	25,110,351

4. The stockholders recommended, in a non-binding, advisory vote, that future advisory votes on the Company’s executive compensation should be held every year.

Every Year:	102,917,225
Every 2 Years:	21,529,234
Every 3 Years:	6,753,395
Abstain:	1,351,027
Broker Non-Votes:	25,110,351

5. The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011 was ratified.

For:	154,432,990
Against:	3,029,636
Abstain:	198,606

6. A stockholder proposal urging the Compensation Committee of our Board of Directors to adopt a policy limiting tax gross-ups for our senior executives was not approved.

For:	56,006,610
Against:	75,772,130
Abstain:	772,141
Broker Non-Votes:	25,110,351

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Excerpt from the Dean Foods Company Proxy Statement filed on Schedule 14A with the Securities and Exchange Commission on April 15, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2011	DEAN FOODS COMPANY

	By:	/s/ Steven J. Kemps
Steven J. Kemps Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Excerpt from the Dean Foods Company Proxy Statement filed on Schedule 14A with the Securities and Exchange Commission on April 15, 2011